UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 13, 2007

CHINDEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24624	13-3097642
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7201 WISCONSIN AVENUE
BETHESDA, MARYLAND	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (301) 215−7777

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[ ] Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[ ] Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 5.02(b).     Departure of Director.

On June 13, 2007, Douglas B. Grob resigned his directorship with Chindex International, Inc. (the “Company”) in order to accept the position of Staff Director of the Congressional-Executive Commission on China, which was created by Congress in 2000 with the legislative mandate to monitor human rights and the development of the rule of law in China, and to submit an annual report to the President and Congress. It consists of nine Senators, nine members of the House of Representatives, and five senior Administration officials appointed by the President.  The Board of Directors of the Company has accepted Mr. Grob’s resignation with congratulations and gratitude for his services to the Company and its shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2007

CHINDEX INTERNATIONAL, INC.

	By:	/s/ Lawrence Pemble
Name: Lawrence Pemble
Title: Chief Financial Officer